SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1998 FOR THE LORD ABBETT BOND-DEBENTURE FUND, INC.

SUPPLEMENT EFFECTIVE DATE:  JULY 2, 1998

                      Choosing the right mix of financial
                      vehicles can make all the difference
                           in your long-term security

Both of these vehicles are engineered to perform

[PHOTO OMITTED]

Both cost approximately the same

                                                          Which One
                                                          Should You Buy?
[PHOTO OMITTED]
                                                          It Depends On What
                                                          You Wish To Accomplish


[LOGO](R) A Tradition of Performance Through Disciplined Investing

Investment Vehicles
  Should Match Your Financial Goals

================================================================================

Why would an allocation favor bonds over stocks?
--------------------------------------------------------------------------------

The probable answer here is an individual's need for current income, which becomes more pressing during the retirement years.

Yields on 10-year Treasury bonds, which generally track prevailing interest rates, declined from 8.32% in 1978 to 5.74% in 1997. Investors who require a consistent level of income have therefore had to commit proportionately more of their assets to bond investments during that period -- just to meet the same need!

Why would an allocation favor stocks over bonds?
--------------------------------------------------------------------------------

Like bonds, some equity investments can provide you with significant levels of current income through the payment of dividends. Their stronger role in most allocations, however, is to serve as an engine for portfolio growth through potential appreciation of share price.

Reinvesting any dividends you receive from your equity holdings is a proven strategy for enhancing the long-term growth potential of these total return vehicles.

--------------------------------------------------------------------------------

Would you use a luxury sedan to plow a piece of bottom land? Would you drive to the opera in a farm tractor? No, of course you wouldn't. Why? Because they're not the jobs those vehicles were designed for.

The investment vehicles known as bonds and stocks are also designed to get specific jobs done effectively and can help you achieve financial security. As a first step in what should be a life-long process, talk about your financial future with an investment professional. Once you have determined your short- and long-term goals, your investment professional can map out a reasonable investment plan to help you arrive at your financial destination.

Where Should You Invest Your Money?

[PHOTO OMITTED]

Your investment professional will make a recommendation regarding how your money should be committed to bond and stock investments. Your portfolio's allocation is a vital element in your personal investment plan that, ideally, will help to meet both your current and future needs.

Our Recommended Strategy:

Long-Term Growth Transitioned to Current Income

We believe that equity investments should have a prominent place in a diversified portfolio aimed at providing attractive levels of income both now and in the future. As you will see in the accompanying example, which spotlights a typical middle-class couple whom we call "the Andrews," we are specifically recommending a two-step program.

o First, harness the proven growth potential of equities as a way to significantly expand your asset base.

o Second, transfer appreciated assets, as needed, to income-focused bond investments.

We believe this two-part strategy has the potential to help you maintain your quality of life as you grow older.

A Strategy Geared To A Lifetime's Income Needs

================================================================================

         The Andrews' Initial Allocation of Their $100,000 Investment:*

      $70,000 to Lord Abbett Bond-Debenture Fund to Generate Current Income $30,000 to Lord Abbett Affiliated Fund to Provide the Opportunity for Growth

          Bond-Debenture Total Value         Affiliated Total Value
1977      $67,399                            $28,870
1978      $63,908                            $29,902
1979      $62,543                            $38,691
1980      $61,839                            $48,218
1981      $64,055                            $42,377
1982      $72,428                            $52,535
1983      $76,436                            $65,948
1984      $78,504                            $62,954
1985      $84,419                            $79,869
1986      $93,023                            $88,196
1987      $84,887                            $91,011
1988      $103,545                           $85,172
1989      $97,498                            $105,213
1990      $98,709                            $79,711
1991      $120,972                           $97,247
1992      $126,471                           $109,299
1993      $159,908                           $96,241
1994      $139,979                           $100,148
1995      $149,301                           $131,894
1996      $180,095                           $128,339
1997      $186,793                           $160,630




If held through 3/31/98, with no additional changes in allocation or investments made, the total value of Lord Abbett Bond-Debenture Fund would have been $195,016; the total value of Lord Abbett Affiliated Fund through that date would have been $177,901.

*A reduced Class A share sales charge of 3.75%, applicable to investments of $100,000, has been deducted. **Illustration assumes the reinvestment of all distributions. +Lord Abbett Bond-Debenture Fund pays dividends monthly.

--------------------------------------------------------------------------------

At 12/31/97, the Andrews' portfolio was worth $347,423 and their portfolio was generating over $15,000 in annual income.

SEC-Required Uniformly Computed Average Annual Rates of Total Return and SEC Yield at the Class A share maximum sales charge for the periods ended 3/31/98 were:++

       Bond-Debenture Fund                     Affiliated Fund
-----------------------------------------------------------------------
 1 Yr.    5 Yrs.  10 Yrs.  30-Day Yield       1 Yr.    5 Yrs.   10 Yrs.

+11.10%  +9.01%   +10.49%     6.65%         +26.80%   +18.19%   +15.62%

Past results are not an indication of future results. The investment return and principal value of an investment in either fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

++Class A share maximum sales charges for Bond-Debenture Fund and Affiliated Fund are 4.75% and 5.75%, respectively.

The Strategy in Action

In the example we've just seen, the Andrews had $100,000 to invest and initially needed about $5,000 in annual income from their portfolio. Their investment professional suggested that they split their money between two investments: Lord Abbett Bond-Debenture Fund, a fixed-income mutual fund, to provide for their current income needs, and Lord Abbett Affiliated Fund, an equity mutual fund, to handle their long-term growth needs.

As the Andrews' income requirements increased over time, their investment professional transferred money from Affiliated Fund to the Bond-Debenture Fund. The secret behind the Andrews' success? An equity-based investment strategy that helped to feed the couple's growing appetite for current income.

An Example You'd Be Smart to Follow

A smart investment mix can help you turn financial goals into long-term financial reality. Income needs in our example were satisfied by a diversified bond vehicle. Growth needs were satisfied by a diversified equity vehicle. By choosing this strategy, the Andrews' investment professional designed an investment portfolio that satisfied the couple's initial needs, and also gave them the flexibility to meet their future needs. We believe there are two major considerations in choosing investments.

o     What are your income needs now?

o     How much income will you need in the future?

Your investment professional can help you develop a long-term investment strategy that is perfectly tailored to both your short- and long-term goals. Sit down with him or her soon to discuss how the Lord Abbett Family of Funds can help you meet your financial objectives.

--------------------------------------------------------------------------------
                 Bond-Debenture Fund              Affiliated Fund
                 Minimum Investment:             Minimum Investment:
                $1,000; $250 for IRAs           $250; $250 for IRAs
--------------------------------------------------------------------------------
           FUND SYMBOL       CUSIP #        FUND SYMBOL        CUSIP #
--------------------------------------------------------------------------------
CLASS A       LBNDX         544004104          LAFFX          544001100
CLASS B       LBNBX         544004203          LAFBX          544001209
CLASS C       BDLAX         544004302          LAFCX          544001308
--------------------------------------------------------------------------------

The Vision of Lord Abbett

In an age of consolidation within financial services, Lord, Abbett & Co. continues its long tradition of excellence as an independent partnership. Founded in 1929, money management, built on in-depth proprietary research, is the Firm's only business. Assets under management currently total over $27 billion, consisting of a family of mutual funds and separately managed equity, fixed-income and balanced accounts for corporations, institutions and individuals.

For complete information about Lord Abbett Bond-Debenture Fund, Lord Abbett Affiliated Fund, or any other Lord Abbett mutual fund, including charges and expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Investors should read the prospectus carefully before investing.

[LOGO](R) LORD, ABBETT & CO.
          Investment Management
A Tradition of Performance Through Disciplined Investing

LORD ABBETT DISTRIBUTOR LLC
--------------------------------------------------------------------------------
The GM Building o 767 Fifth Avenue o New York, NY 10153-0203 o 800-426-1130

Numbers to Keep Handy

For Shareholder Account or Statement Inquiries: 800-821-5129
For Literature:                                 800-874-3733
For More Information:                           800-426-1130
Visit Our Web Site:                             http://www.lordabbett.com1



                                                    LATR-40-398 (6/98)


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